UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: July 31, 2017
Date of reporting period: July 31, 2017

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis FUNDS

Davis New York Venture Fund

July 31, 2017

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS NEW YORK VENTURE FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund's website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund's website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund's website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Fund's website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

September 1, 2017

DAVIS NEW YORK VENTURE FUND	Management's Discussion of Fund Performance

Performance Overview
Davis New York Venture Fund outperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended July 31, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 20.11%, versus a 16.04% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Financials (up 35%), Information Technology (up 30%), and Industrials (up 18%). Only two sectors within the S&P 500® reported negative performance, Telecommunication Services (down 7%) and Real Estate (down 2%). The third-weakest, but still positive, performing sector was Energy (up less than 1%).

Contributors to Performance
The Fund's holdings in the Financials sector made the most significant contribution to performance2 on an absolute basis. The Fund's Financial holdings trailed the S&P 500® Financials sector (up 31%, compared to up 35%); however, the Fund benefited from a large overweight position in the strongest performing sector of the period (average weighting of 30%, versus 15%). JPMorgan Chase3 (up 47%) was the Fund's top overall contributor. Bank of New York Mellon (up 37%), Berkshire Hathaway (up 22%), American Express (up 34%), and Wells Fargo (up 16%) were also strong performers.

Returns from holdings in the Fund's Consumer Discretionary sector also helped performance. The Fund's second-largest sector concentration was in Consumer Discretionary companies; the largest was in Financials. The Fund's Consumer Discretionary holdings were up about 29%, compared to up 14% for the S&P 500® sector. Amazon (up 30%), the Fund's second-largest holding, was a key contributor.

The Fund's Information Technology holdings were a key contributor to the Fund's absolute performance. Alphabet (up 20%), the Fund's largest holding, and Facebook (up 37%) were both strong performers.

Additional contributors included Aetna (up 36%) from the Health Care sector and LafargeHolcim (up 30%) from the Materials sector.

The Fund had approximately 12% of its average net assets invested in foreign securities. The Fund's foreign holdings outperformed its domestic holdings (up 28%, compared to up 20%).

Detractors from Performance
The Fund's holdings in the Energy sector were the most significant detractor from performance on an absolute basis. This position was also a key detractor from the Fund's performance when compared to the S&P 500® primarily due to an overweight position in a weak performing sector (average weighting of 12%, versus 7%). Occidental Petroleum (down 13%) was the Fund's top overall detractor for the period. Apache (down 4%) and EQT (down 21%) were additional detractors. The Fund no longer owns EQT.

While the Fund's holdings in the Information Technology sector were a positive contributor to absolute performance, these holdings were the largest detractor when compared to the S&P 500®. The Fund's holdings underperformed those of the S&P 500® (up 23%, compared to up 30%) and the Fund suffered from an underweight position in a strong performing sector (average weighting of 14%, versus 21%). Fang Holdings (down 38%) was a weak performer.

Although the Fund benefited from its overall Consumer Discretionary sector position, it still suffered from a few individual holdings. Advance Auto Parts (down 12%) and Liberty TripAdvisor (down 50%) were key detractors. The Fund no longer owns Advance Auto Parts.

Additional detractors included Express Scripts (down 18%) and Valeant Pharmaceuticals (down 57%), both from the Health Care sector, Moody's (down 6%) from the Financials sector, and Johnson Controls International (down 7%) from the Industrials sector. The Fund no longer owns Valeant Pharmaceuticals or Moody's.

Davis New York Venture Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis New York Venture Fund's principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, financial services risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2017, unless otherwise noted.

[1]
The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on July 31, 2007

Average Annual Total Return for periods ended July 31, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	20.11%	14.07%	5.96%	11.76%	02/17/69	0.89%	0.89%
Class A - with sales charge	14.41%	12.97%	5.44%	11.65%	02/17/69	0.89%	0.89%
Class B†, **	14.92%	12.77%	5.30%	10.00%	12/01/94	1.87%	1.87%
Class C**	18.18%	13.18%	5.13%	9.33%	12/20/94	1.66%	1.66%
Class R	19.79%	13.73%	5.62%	7.99%	08/20/03	1.18%	1.18%
Class T***	N/A	N/A	N/A	(0.61)%††	06/30/17	0.92%	0.92%
Class Y	20.46%	14.36%	6.23%	8.92%	10/02/96	0.63%	0.63%
S&P 500® Index****	16.04%	14.78%	7.74%	10.05%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis New York Venture Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge.
***Reflects 2.50% front-end sales charge.
††Return is not annualized.
****Inception return is from February 17, 1969.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2017

Portfolio Composition		Industry Weightings
(% of Fund's 07/31/17 Net Assets)		(% of 07/31/17 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	83.46%	Diversified Financials	18.25%	5.30%
Common Stock (Foreign)	9.43%	Information Technology	15.28%	22.79%
Preferred Stock (Foreign)	3.11%	Retailing	12.75%	5.45%
Short-Term Investments	3.99%	Banks	11.55%	6.39%
Other Assets & Liabilities	0.01%	Energy	10.48%	6.02%
	100.00%	Capital Goods	8.58%	7.38%
		Materials	7.32%	2.88%
		Health Care	5.05%	14.36%
		Automobiles & Components	3.41%	0.68%
		Insurance	2.36%	2.81%
		Media	1.74%	3.13%
		Transportation	1.59%	2.13%
		Consumer Durables & Apparel	0.84%	1.23%
		Food & Staples Retailing	0.80%	1.89%
		Food, Beverage & Tobacco	–	4.87%
		Utilities	–	3.18%
		Other	–	9.51%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 07/31/17 Net Assets)

Alphabet Inc.*	Software & Services	7.52%
Amazon.com, Inc.	Retailing	6.48%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	5.79%
Wells Fargo & Co.	Banks	5.77%
JPMorgan Chase & Co.	Banks	5.32%
Bank of New York Mellon Corp.	Capital Markets	4.34%
Apache Corp.	Energy	4.16%
United Technologies Corp.	Capital Goods	3.74%
American Express Co.	Consumer Finance	3.60%
Didi Chuxing Joint Co., Pfd.**	Retailing	3.11%

*Alphabet Inc. holding includes Class A and Class C.
**Didi Chuxing Joint Co., Pfd. holding includes Series A and Series B.

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2017

New Positions Added (08/01/16-07/31/17)
(Highlighted positions are those greater than 1.50% of the Fund's 07/31/17 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 07/31/17 Net Assets
Adient PLC	Automobiles & Components	10/26/16	1.94%
Aetna Inc.	Health Care Equipment & Services	09/15/16	2.59%
Axalta Coating Systems Ltd.	Materials	12/16/16	0.92%
Delphi Automotive PLC	Automobiles & Components	08/15/16	1.34%
Didi Chuxing Joint Co., Series B, Pfd.	Retailing	05/16/17	0.44%
FedEx Corp.	Transportation	03/29/17	1.53%

Positions Closed (08/01/16-07/31/17)
(Gains and losses greater than $50,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Advance Auto Parts, Inc.	Retailing	09/22/16	$(1,362,628)
Charles Schwab Corp.	Capital Markets	12/08/16	168,509,249
Citizens Financial Group Inc.	Banks	11/11/16	36,567,472
EQT Corp.	Energy	03/17/17	(29,316,506)
HP Inc.	Technology Hardware & Equipment	08/01/16	2,123,782
Monsanto Co.	Materials	05/25/17	80,171,365
Moody's Corp.	Diversified Financial Services	11/07/16	15,346,389
PACCAR Inc.	Capital Goods	09/20/16	39,095,531
Quest Diagnostics Inc.	Health Care Equipment & Services	09/02/16	44,571,237
Standard Chartered PLC	Banks	10/04/16	(65,841,567)
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	04/07/17	(305,749,027)
Wesco Aircraft Holdings, Inc.	Transportation	02/02/17	(3,158,261)

DAVIS NEW YORK VENTURE FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended July 31, 2017.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS NEW YORK VENTURE FUND	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/17)	(07/31/17)	(02/01/17-07/31/17)

Class A (annualized expense ratio 0.89%**)
Actual	$1,000.00	$1,088.23	$4.61
Hypothetical	$1,000.00	$1,020.38	$4.46
Class B (annualized expense ratio 1.87%**)
Actual	$1,000.00	$1,082.73	$9.66
Hypothetical	$1,000.00	$1,015.52	$9.35
Class C (annualized expense ratio 1.66%**)
Actual	$1,000.00	$1,083.86	$8.58
Hypothetical	$1,000.00	$1,016.56	$8.30
Class R (annualized expense ratio 1.18%**)
Actual	$1,000.00	$1,086.33	$6.10
Hypothetical	$1,000.00	$1,018.94	$5.91
Class T (annualized expense ratio 0.92%**)†
Actual	$1,000.00	$1,019.36	$0.79
Hypothetical	$1,000.00	$1,003.47	$0.78
Class Y (annualized expense ratio 0.63%**)
Actual	$1,000.00	$1,089.45	$3.26
Hypothetical	$1,000.00	$1,021.67	$3.16

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period); for Class T multiplied by 31/365 (to reflect the period since inception).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

†Assumes investment made on June 30, 2017 (inception of class).

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2017

	Shares	Value (Note 1)
COMMON STOCK – (92.89%)
CONSUMER DISCRETIONARY – (14.88%)
Automobiles & Components – (3.28%)
Adient PLC	3,354,206	$219,599,867
Delphi Automotive PLC	1,671,960	151,178,623
		370,778,490
Consumer Durables & Apparel – (0.80%)
Hunter Douglas N.V. (Netherlands)	1,037,439	90,917,776
Media – (1.67%)
Liberty Global PLC, LiLAC Class C *	889,411	22,697,769
Liberty Global PLC, Series C *	5,070,056	166,145,735
		188,843,504
Retailing – (9.13%)
Amazon.com, Inc. *	742,826	733,748,666
CarMax, Inc. *	1,931,790	127,981,087
Liberty Expedia Holdings, Inc., Series A *	252,763	14,420,129
Liberty Interactive Corp., Liberty Ventures, Series A *	379,095	22,965,575
Liberty Interactive Corp., QVC Group, Series A *	1,113,988	26,668,873
Liberty TripAdvisor Holdings Inc., Series A *	362,506	4,259,446
Priceline Group Inc. *	51,294	104,049,879
		1,034,093,655
	Total Consumer Discretionary	1,684,633,425
CONSUMER STAPLES – (0.76%)
Food & Staples Retailing – (0.76%)
Costco Wholesale Corp.	546,394	86,608,913
	Total Consumer Staples	86,608,913
ENERGY – (10.06%)
Apache Corp.	9,511,905	470,649,060
Cabot Oil & Gas Corp.	6,588,322	163,851,568
Encana Corp. (Canada)	29,283,190	294,588,891
Occidental Petroleum Corp.	3,387,305	209,775,799
	Total Energy	1,138,865,318
FINANCIALS – (30.87%)
Banks – (11.09%)
JPMorgan Chase & Co.	6,565,194	602,684,809
Wells Fargo & Co.	12,108,622	653,139,071
		1,255,823,880
Diversified Financials – (17.52%)
Capital Markets – (4.34%)
Bank of New York Mellon Corp.	9,273,927	491,796,349
Consumer Finance – (6.55%)
American Express Co.	4,777,761	407,208,570
Capital One Financial Corp.	3,883,309	334,663,569
		741,872,139
Diversified Financial Services – (6.63%)
Berkshire Hathaway Inc., Class A *	2,493	655,125,498
Visa Inc., Class A	952,496	94,830,502
		749,956,000
		1,983,624,488

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2017

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (2.26%)
Multi-line Insurance – (0.90%)
Fairfax Financial Holdings Ltd. (Canada)	19,557	$9,314,037
Loews Corp.	1,916,779	93,308,802
		102,622,839
Property & Casualty Insurance – (1.36%)
Chubb Ltd.	612,260	89,671,599
Markel Corp. *	59,686	63,954,146
		153,625,745
		256,248,584
	Total Financials	3,495,696,952
HEALTH CARE – (4.85%)
Health Care Equipment & Services – (4.85%)
Aetna Inc.	1,902,280	293,540,827
Express Scripts Holding Co. *	2,237,337	140,146,789
UnitedHealth Group Inc.	599,932	115,072,957
	Total Health Care	548,760,573
INDUSTRIALS – (9.77%)
Capital Goods – (8.24%)
Johnson Controls International PLC	6,567,179	255,791,622
Orascom Construction Ltd. (United Arab Emirates)*	2,830,557	19,106,260
Safran S.A. (France)	2,483,420	234,984,097
United Technologies Corp.	3,570,060	423,302,014
		933,183,993
Transportation – (1.53%)
FedEx Corp.	830,210	172,708,586
	Total Industrials	1,105,892,579
INFORMATION TECHNOLOGY – (14.67%)
Semiconductors & Semiconductor Equipment – (2.03%)
Texas Instruments Inc.	2,827,090	230,068,584
Software & Services – (12.64%)
Alphabet Inc., Class A *	340,047	321,514,438
Alphabet Inc., Class C *	570,037	530,419,428
ASAC II L.P. *(a)	4,156,451	4,037,993
CommerceHub, Inc., Series A *	63,145	1,151,765
CommerceHub, Inc., Series C *	126,391	2,272,510
Facebook Inc., Class A *	1,766,887	299,045,625
Fang Holdings Ltd., Class A, ADR (China)*	4,627,269	14,807,261
Microsoft Corp.	1,997,008	145,182,482
Oracle Corp.	2,262,683	112,975,762
		1,431,407,264
	Total Information Technology	1,661,475,848
MATERIALS – (7.03%)
Axalta Coating Systems Ltd. *	3,312,561	104,345,671
Ecolab Inc.	693,277	91,283,783
LafargeHolcim Ltd. (Switzerland)	4,897,378	294,282,016
OCI N.V. (Netherlands)*	5,096,136	109,284,314

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2017

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
	Praxair, Inc.	1,508,990	$196,410,138
		Total Materials	795,605,922
	TOTAL COMMON STOCK – (Identified cost $5,808,413,319)		10,517,539,530
PREFERRED STOCK – (3.11%)
CONSUMER DISCRETIONARY – (3.11%)
Retailing – (3.11%)
	Didi Chuxing Joint Co., Series A (China)*(a)	5,938,103	302,440,056
	Didi Chuxing Joint Co., Series B (China)*(a)	982,804	50,056,272
		Total Consumer Discretionary	352,496,328
	TOTAL PREFERRED STOCK – (Identified cost $230,313,239)		352,496,328
SHORT-TERM INVESTMENTS – (3.99%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 08/01/17, dated 07/31/17, repurchase value of $63,849,915 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 08/15/17-07/01/47, total market value $65,124,960)	$63,848,000	63,848,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.05%, 08/01/17, dated 07/31/17, repurchase value of $132,316,859 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-4.50%, 09/01/25-07/20/47, total market value $134,959,260)	132,313,000	132,313,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.06%, 08/01/17, dated 07/31/17, repurchase value of $178,776,264 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.125%-7.00%, 06/01/20-07/20/47, total market value $182,346,420)	178,771,000	178,771,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.10%, 08/01/17, dated 07/31/17, repurchase value of $76,619,341 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 1.00%-5.00%, 12/15/17-07/01/47, total market value $78,149,340)	76,617,000	76,617,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $451,549,000)		451,549,000
	Total Investments – (99.99%) – (Identified cost $6,490,275,558) – (b)		11,321,584,858
	Other Assets Less Liabilities – (0.01%)		950,240
	Net Assets – (100.00%)		$11,322,535,098

ADR: American Depositary Receipt

*	Non-income producing security.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2017

(a)	Restricted securities – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $6,535,950,008. At July 31, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$5,023,317,179
	Unrealized depreciation	(237,682,329)
	Net unrealized appreciation	$4,785,634,850

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2017

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$11,321,584,858
Cash	505
Receivables:
Capital stock sold	12,913,974
Dividends and interest	9,054,571
Investment securities sold	7,812,423
Prepaid expenses	87,961
Total assets	11,351,454,292
LIABILITIES:
Payables:
Capital stock redeemed	18,325,881
Accrued distribution and service plan fees	3,051,992
Accrued investment advisory fee	5,208,436
Accrued transfer agent fees	1,795,581
Other accrued expenses	537,304
Total liabilities	28,919,194
NET ASSETS	$11,322,535,098
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$17,528,706
Additional paid-in capital	6,184,053,679
Undistributed net investment income	8,593,585
Accumulated net realized gains from investments	281,051,684
Net unrealized appreciation on investments and foreign currency transactions	4,831,307,444
Net Assets	$11,322,535,098

*Including:
Cost of investments	$6,490,275,558

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2017

CLASS A SHARES:
Net assets	$6,296,365,880
Shares outstanding	192,930,229
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$32.64
Maximum offering price per share (100/95.25 of $32.64)†	$34.27
CLASS B SHARES:
Net assets	$34,525,273
Shares outstanding	1,187,998
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$29.06
CLASS C SHARES:
Net assets	$1,875,694,370
Shares outstanding	62,836,247
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$29.85
CLASS R SHARES:
Net assets	$184,388,013
Shares outstanding	5,629,085
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$32.76
CLASS T SHARES:
Net assets	$2,548
Shares outstanding	78
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$32.64
Maximum offering price per share (100/97.50 of $32.64)† †	$33.48
CLASS Y SHARES:
Net assets	$2,931,559,014
Shares outstanding	87,990,492
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$33.32

†On purchases of $100,000 or more, the offering price is reduced.

††On purchases of $250,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2017

INVESTMENT INCOME:
Income:
Dividends*		$157,805,885
Interest		1,566,950
Net securities lending fees		32,322
Total income		159,405,157
Expenses:
Investment advisory fees (Note 3)	$61,143,410
Custodian fees	1,608,482
Transfer agent fees:
Class A	6,704,160
Class B	137,698
Class C	2,408,296
Class R	257,894
Class T**	–
Class Y	2,107,953
Audit fees	100,815
Legal fees	116,094
Accounting fees (Note 3)	408,500
Reports to shareholders	798,839
Directors' fees and expenses	461,216
Registration and filing fees	131,903
Miscellaneous	491,513
Distribution and service plan fees (Note 3):
Class A	15,346,267
Class B	423,500
Class C	22,678,734
Class R	985,800
Class T	1
Total expenses		116,311,075
Net investment income		43,094,082
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		979,541,443
Foreign currency transactions		(313,267)
Net realized gain		979,228,176
Net increase in unrealized appreciation		1,125,636,244
Net realized and unrealized gain on investments and foreign currency transactions		2,104,864,420
Net increase in net assets resulting from operations		$2,147,958,502

*Net of foreign taxes withheld of		$1,304,979

**Less than $0.50.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2017	2016
OPERATIONS:
Net investment income	$43,094,082	$57,939,779
Net realized gain from investments and foreign currency transactions	979,228,176	2,392,594,438
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	1,125,636,244	(2,606,087,087)
Net increase (decrease) in net assets resulting from operations	2,147,958,502	(155,552,870)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(47,233,027)	(31,964,788)
Class B	(20,196)	–
Class C	(3,874,783)	–
Class R	(907,547)	(356,257)
Class Y	(27,062,372)	(22,121,085)
Realized gains from investment transactions:
Class A	(572,886,891)	(1,098,180,242)
Class B	(4,041,928)	(10,152,662)
Class C	(205,418,229)	(436,779,692)
Class R	(17,052,337)	(34,704,120)
Class Y	(237,037,053)	(486,449,208)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(787,628,288)	(1,274,135,267)
Class B	(17,753,466)	(19,178,290)
Class C	(778,042,545)	(118,296,172)
Class R	(43,374,074)	(9,742,874)
Class T	2,500	–
Class Y	(158,090,658)	(560,815,469)
Total decrease in net assets	(752,462,392)	(4,258,428,996)
NET ASSETS:
Beginning of year	12,074,997,490	16,333,426,486
End of year*	$11,322,535,098	$12,074,997,490

*Including undistributed net investment income of	$8,593,585	$7,215,814

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund's investment objective is long-term growth of capital. The Fund offers shares in six classes, Class A, Class B, Class C, Class R, Class T, and Class Y. Class A and Class T shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class R shares generally are available only to retirement and benefit plans. Class T shares are only available through financial intermediaries that offer Class T shares to their clients. Class T shares commenced operations on June 30, 2017. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, identifies as a significant event occurring before the Fund's assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

The following is a summary of the inputs used as of  July 31, 2017 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer Discretionary	$1,684,633,425	$–	$352,496,328	$2,037,129,753
Consumer Staples	86,608,913	–	–	86,608,913
Energy	1,138,865,318	–	–	1,138,865,318
Financials	3,495,696,952	–	–	3,495,696,952
Health Care	548,760,573	–	–	548,760,573
Industrials	1,105,892,579	–	–	1,105,892,579
Information Technology	1,657,437,855	–	4,037,993	1,661,475,848
Materials	795,605,922	–	–	795,605,922
Short-term securities	–	451,549,000	–	451,549,000
Total Investments	$10,513,501,537	$451,549,000	$356,534,321	$11,321,584,858

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2017.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended July 31, 2017:

Investment Securities:
Beginning balance	$230,824,549
Cost of purchases	50,056,272
Net change in unrealized appreciation (depreciation)	75,653,500
Ending balance	$356,534,321

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at July 31, 2017 and included in the change in net assets for the period	$75,653,500

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
					Impact to
Investments	Fair Value at	Valuation	Unobservable		Valuation from
at Value	July 31, 2017	Technique	Input	Amount	an Increase in Input

Common Stock	$4,037,993	Discounted Cash Flow	Annualized Yield	2.44%	Decrease

Preferred Stock	352,496,328	Market Approach	Transaction Price	$50.9321	Increase
	$356,534,321

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund's investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The "Impact to Valuation" represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2017, no provision for income tax is required in the Fund's financial statements related to these tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, partnership income, in-kind redemptions, corporate actions, and equalization accounting for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2017, amounts have been reclassified to reflect an increase in undistributed net investment income of $37,381,614, a decrease in accumulated net realized gains from investments and foreign currency transactions of $101,283,894, and an increase in additional paid-in capital of $63,902,280. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31 was as follows:

	2017	2016
Ordinary income	$79,097,925	$134,020,078
Long-term capital gain	1,036,436,438	1,986,687,976
Total	$1,115,534,363	$2,120,708,054

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$37,165,349
Undistributed long-term capital gain	298,781,400
Net unrealized appreciation on investments	4,785,632,995
Total	$5,121,579,744

Indemnification - Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2017 were $1,394,959,157 and $4,357,939,662, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

Investment Advisory Fee - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid during the year ended July 31, 2017 approximated 0.52% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2017 amounted to $903,859. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2017 amounted to $408,500.

Distribution and Service Plan Fees - The Fund has adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, Class C, Class R, and Class T shares. Under the 12b-1 Plans, the Fund reimburses Davis Distributors, LLC ("Distributor"), the Fund's Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A and Class T shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. The Fund pays the Distributor 12b-1 fees on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. ("FINRA"), which currently is 1.00%. The Fund pays the 12b-1 fees on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA (1.00%). The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution fees and 0.25% may be used to pay service fees.

	Year ended July 31, 2017
	Class A	Class B	Class C	Class R	Class T
Distribution fees	$–	$320,075	$17,009,050	$492,900	$–
Service fees	15,346,267	103,425	5,669,684	492,900	1

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A and Class T shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more in Class A, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase. For Class T shares a discount may be applied for purchases of $250,000 or more in a single transaction.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Sales Charges - (Continued)

Class B and Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Fund, of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Fund are re-allowed to qualified selling dealers.

Year ended July 31, 2017
Class A Commissions		Commission advances by the Distributor on the sale of		CDSCs received by the Distributor from
Retained	Re-allowed to
by Distributor	investment dealers	Class B	Class C	Class B	Class C
$201,157	$1,100,762	$90,500	$384,688	$79,739	$48,519

NOTE 4 - CAPITAL STOCK

At July 31, 2017, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.325 billion shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2017
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)

Shares: Class A	18,013,123	18,499,533	(61,824,227)	(25,311,571)
Class B	94,059	134,913	(857,015)	(628,043)
Class C	2,042,272	6,976,439	(35,418,630)	(26,399,919)
Class R	934,448	568,720	(2,886,656)	(1,383,488)
Class T*	78	–	–	78
Class Y	20,950,713	7,550,582	(33,566,124)	(5,064,829)
Value: Class A	$581,993,415	$582,373,668	$(1,951,995,371)	$(787,628,288)
Class B	2,644,404	3,798,954	(24,196,824)	(17,753,466)
Class C	59,045,999	201,421,570	(1,038,510,114)	(778,042,545)
Class R	29,605,928	17,957,819	(90,937,821)	(43,374,074)
Class T*	2,500	–	–	2,500
Class Y	674,836,350	242,568,318	(1,075,495,326)	(158,090,658)

	Year ended July 31, 2016
	Sold	Reinvestment of Distributions	Redeemed		Net Decrease

Shares: Class A	10,802,305	35,171,041	(84,737,583)	**	(38,764,237)
Class B	167,505	346,353	(1,177,445)		(663,587)
Class C	3,966,372	14,974,658	(22,450,644)		(3,509,614)
Class R	1,147,614	1,158,764	(2,587,292)		(280,914)
Class Y	16,933,354	15,758,495	(50,083,390)		(17,391,541)
Value: Class A	$333,326,215	$1,057,419,186	$(2,664,880,668)	**	$(1,274,135,267)
Class B	4,779,639	9,487,504	(33,445,433)		(19,178,290)
Class C	112,108,759	417,800,677	(648,205,608)		(118,296,172)
Class R	35,390,713	34,947,822	(80,081,409)		(9,742,874)
Class Y	527,675,056	482,699,035	(1,571,189,560)		(560,815,469)

* From June 30, 2017 (inception of class) through July 31, 2017.
** Includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2017.

NOTE 6 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2017, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $356,534,321 or 3.15% of the Fund's net assets as of July 31, 2017. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of July 31, 2017
ASAC II L.P.	10/10/13	4,156,451	$1.00	$0.9715

Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	5,938,103	30.3560	50.9321

Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	982,804	50.9321	50.9321

NOTE 8 - IN-KIND REDEMPTIONS

In accordance with guidelines described in the Fund's prospectus, the Fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from accumulated net realized gains (losses) from investments to additional paid-in capital on the Statement of Assets and Liabilities.

During the year ended July 31, 2017, there were no in-kind redemptions.

During the year ended July 31, 2016, the Fund's Class A shareholders (including related parties) redeemed 24,310,716 shares in exchange for portfolio securities valued at $785,232,424. The Fund realized a gain of $336,183,948.

DAVIS NEW YORK VENTURE FUND	Federal Income Tax Information (Unaudited)

In early 2018, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2017. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2017 with their 2017 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2017, the Fund paid long-term capital gain distributions in the amount of $1,036,436,438. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result, the Fund designated long-term capital gain distributions in the amount of $1,100,317,792.

During the fiscal year 2017, $79,097,925 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $79,097,925 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2017, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $79,097,925 or 100% as qualified dividend income.

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2017	$29.88	$0.14	$5.68	$5.82
Year ended July 31, 2016	$35.06	$0.17	$(0.15)	$0.02
Year ended July 31, 2015	$39.35	$0.15	$3.33	$3.48
Year ended July 31, 2014	$39.18	$0.22	$5.22	$5.44
Year ended July 31, 2013	$34.89	$0.43	$8.76	$9.19
Davis New York Venture Fund Class B:
Year ended July 31, 2017	$26.96	$(0.15)	$5.09	$4.94
Year ended July 31, 2016	$32.30	$(0.12)	$(0.17)	$(0.29)
Year ended July 31, 2015	$36.94	$(0.18)	$3.08	$2.90
Year ended July 31, 2014	$37.21	$(0.15)	$4.95	$4.80
Year ended July 31, 2013	$33.22	$0.08	$8.34	$8.42
Davis New York Venture Fund Class C:
Year ended July 31, 2017	$27.60	$(0.09)	$5.22	$5.13
Year ended July 31, 2016	$32.88	$(0.07)	$(0.16)	$(0.23)
Year ended July 31, 2015	$37.44	$(0.15)	$3.15	$3.00
Year ended July 31, 2014	$37.61	$(0.09)	$4.99	$4.90
Year ended July 31, 2013	$33.53	$0.12	$8.44	$8.56
Davis New York Venture Fund Class R:
Year ended July 31, 2017	$29.98	$0.05	$5.71	$5.76
Year ended July 31, 2016	$35.17	$0.08	$(0.17)	$(0.09)
Year ended July 31, 2015	$39.45	$0.03	$3.35	$3.38
Year ended July 31, 2014	$39.28	$0.10	$5.23	$5.33
Year ended July 31, 2013	$34.91	$0.30	$8.80	$9.10
Davis New York Venture Fund Class T:
Period from June 30, 2017[e] to July 31, 2017	$32.02	$0.01	$0.61	$0.62
Davis New York Venture Fund Class Y:
Year ended July 31, 2017	$30.44	$0.23	$5.80	$6.03
Year ended July 31, 2016	$35.63	$0.25	$(0.16)	$0.09
Year ended July 31, 2015	$39.88	$0.25	$3.37	$3.62
Year ended July 31, 2014	$39.63	$0.32	$5.30	$5.62
Year ended July 31, 2013	$35.29	$0.52	$8.87	$9.39

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

c	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.23)	$(2.83)	$–	$(3.06)	$32.64	20.11%	$6,296	0.89%	0.89%	0.46%	12%
$(0.15)	$(5.05)	$–	$(5.20)	$29.88	0.60%	$6,520	0.89%	0.89%	0.53%	25%
$(0.17)	$(7.60)	$–	$(7.77)	$35.06	9.76%	$9,012	0.86%	0.86%	0.39%	23%
$(0.20)	$(5.07)	$–	$(5.27)	$39.35	13.92%	$11,080	0.86%	0.86%	0.55%	20%
$(0.61)	$(4.29)	$–	$(4.90)	$39.18	27.84%	$11,297	0.88%	0.88%	1.14%	7%

$(0.01)	$(2.83)	$–	$(2.84)	$29.06	18.92%	$35	1.87%	1.87%	(0.52)%	12%
$–	$(5.05)	$–	$(5.05)	$26.96	(0.39)%	$49	1.85%	1.85%	(0.43)%	25%
$–	$(7.54)	$–	$(7.54)	$32.30	8.72%	$80	1.80%	1.80%	(0.55)%	23%
$–	$(5.07)	$–	$(5.07)	$36.94	12.90%	$131	1.79%	1.79%	(0.38)%	20%
$(0.14)	$(4.29)	$–	$(4.43)	$37.21	26.64%	$205	1.81%	1.81%	0.21%	7%

$(0.05)	$(2.83)	$–	$(2.88)	$29.85	19.18%	$1,876	1.66%	1.66%	(0.31)%	12%
$–	$(5.05)	$–	$(5.05)	$27.60	(0.19)%	$2,463	1.66%	1.66%	(0.24)%	25%
$–	$(7.56)	$–	$(7.56)	$32.88	8.91%	$3,050	1.64%	1.64%	(0.39)%	23%
$–	$(5.07)	$–	$(5.07)	$37.44	13.03%	$3,275	1.64%	1.64%	(0.23)%	20%
$(0.19)	$(4.29)	$–	$(4.48)	$37.61	26.85%	$3,188	1.67%	1.67%	0.35%	7%

$(0.15)	$(2.83)	$–	$(2.98)	$32.76	19.79%	$184	1.18%	1.18%	0.17%	12%
$(0.05)	$(5.05)	$–	$(5.10)	$29.98	0.26%	$210	1.18%	1.18%	0.24%	25%
$(0.06)	$(7.60)	$–	$(7.66)	$35.17	9.45%	$257	1.16%	1.16%	0.09%	23%
$(0.09)	$(5.07)	$–	$(5.16)	$39.45	13.58%	$308	1.16%	1.16%	0.25%	20%
$(0.44)	$(4.29)	$–	$(4.73)	$39.28	27.45%	$335	1.18%	1.18%	0.84%	7%

$–	$–	$–	$–	$32.64	1.94%	$–[f]	0.92%[g]	0.92%[g]	0.51%[g]	12%

$(0.32)	$(2.83)	$–	$(3.15)	$33.32	20.46%	$2,932	0.63%	0.63%	0.72%	12%
$(0.23)	$(5.05)	$–	$(5.28)	$30.44	0.82%	$2,833	0.63%	0.63%	0.79%	25%
$(0.27)	$(7.60)	$–	$(7.87)	$35.63	10.02%	$3,935	0.62%	0.62%	0.63%	23%
$(0.30)	$(5.07)	$–	$(5.37)	$39.88	14.23%	$5,131	0.62%	0.62%	0.79%	20%
$(0.76)	$(4.29)	$–	$(5.05)	$39.63	28.14%	$5,206	0.64%	0.64%	1.38%	7%

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e	Inception date of class.

f	Less than $500,000.

g	Annualized.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.) including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 22, 2017

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2017. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance and expense data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information that they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically, in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors, its affiliates, and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors considered that this investment tends to align the interests of management with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules (and breakpoints, if applicable).

The Independent Directors reviewed the management fee schedule for the Fund, the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund's net assets increase, and whether the fee schedule should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Funds.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for the differences between the fee rates for the Davis Funds and Davis Advisors' other lines of business.

The Independent Directors noted that Davis New York Venture Fund Class A shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the three-, five-, and ten-year time periods, but outperformed the S&P 500® over the one-year time period, as well as since its inception on February 17, 1969, all periods ended February 28, 2017.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds ("Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe Average and the Lipper Index over the two- and four-year time periods, but underperformed both over the ten-year time period, all periods ended December 31, 2016. The Fund outperformed the Performance Universe Average and underperformed the Lipper Index over the one-, three-, and five-year time periods, all periods ended December 31, 2016.

The Independent Directors also reviewed the Fund's performance versus the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time periods. The Fund outperformed the S&P 500® in 29 out of 43 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 34 out of 43 rolling five-year time periods, all periods ended December 31 for each year from 1974 through 2016. The Fund outperformed the S&P 500® in 33 out of 38 rolling ten-year time periods and outperformed the Lipper Large-Cap Core category in 32 out of 38 rolling ten-year time periods, all periods ended December 31 for each year from 1979 through 2016.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors considered Davis New York Venture Fund's Class A shares management fee and total expense ratio. The management fee and total expense ratio were reasonable and below the average and median of its peer group, as determined by Broadridge.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis New York Venture Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis New York Venture Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004/Chairman since 2009	Co-CEO and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable ONE Inc.
(cable service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director,
Modine Manufacturing
Company (heat transfer
technology); Director, Chicago
Bridge & Iron Company, N.V.
(industrial construction and
engineering);
Chairman/Director, Fifth Third
Bancorp (diversified financial
services).

DAVIS NEW YORK VENTURE FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC.	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Fund's website at www.davisfunds.com. Quarterly Fact Sheets are available on the Fund's website at www.davisfunds.com.

Davis FUNDS

Davis Research Fund
(portfolio of Davis New York Venture Fund, Inc.)

July 31, 2017

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS RESEARCH FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC's website at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-279-0279 and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS RESEARCH FUND	Management's Discussion of Fund Performance

Performance Overview
Davis Research Fund outperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended July 31, 2017 (the "period"). The Fund delivered a total return on net asset value of 22.87%, versus a 16.04% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Financials (up 35%), Information Technology (up 30%), and Industrials (up 18%). Only two sectors within the S&P 500® reported negative performance, Telecommunication Services (down 7%) and Real Estate (down 2%). The third-weakest, but still positive, performing sector was Energy (up less than 1%).

Contributors to Performance
The Fund benefited from having its largest sector position in Information Technology, which was the second-strongest performing S&P 500® sector of the period. On an absolute basis, the Fund's Information Technology holdings made the most significant contribution to performance and were up about 40%, compared to up 30% for the S&P 500® sector. Applied Materials (up 70%) was the Fund's second-largest holding and top overall contributor. Micron Technology (up 105%), Microsoft (up 31%), Lam Research (up 80%), and Oracle (up 24%) were also strong performers.

The Fund's Consumer Discretionary holdings outpaced the S&P 500® sector (up 42%, compared to up 14%) and made the most significant contribution to performance on a relative basis. JD.com (up 109%), Amazon (up 30%), and New Oriental Education & Technology (up 63%) were key contributors. Amazon was the Fund's largest holding.

Returns from the Fund's Financial holdings were another contributor on an absolute basis, but lagged when compared to the S&P 500® sector (up 31%, compared to up 35%). JPMorgan Chase (up 47%) and Bank of New York Mellon (up 37%) aided returns.

Detractors from Performance
The Fund's holdings in the Health Care sector were the most significant detractor from performance on an absolute basis. The Fund's Health Care holdings were down about 2%, compared to up 8% for the S&P 500® sector. Valeant Pharmaceuticals (down 46%), the Fund's top overall detractor, and Express Scripts (down 18%) were weak performers. The Fund no longer owns Valeant Pharmaceuticals.

The Fund had an unusually high position in Cash & Equivalents (average weighting of 20%). The Fund's high cash position in a rising market led to it being a detractor from performance when compared to the S&P 500®.

Despite the Fund's Consumer Discretionary position producing significant positive returns, several Consumer Discretionary holdings detracted from Fund performance. Vipshop Holdings (down 14%), Advance Auto Parts (down 12%), and Newell Brands (down 2%) were key detractors. The Fund no longer owns Advance Auto Parts or Newell Brands.

Other detractors were Transocean (down 21%), the Fund's sole holding in the weak performing Energy sector, and Johnson Controls International (down 7%) from the Industrials sector.

The Fund had approximately 17% of its average net assets invested in foreign securities. The Fund's foreign holdings underperformed its domestic holdings (up 28%, compared to up 31%).

Davis Research Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Research Fund's principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, focused portfolio risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2017, unless otherwise noted.
[1]
The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on July 31, 2007

Average Annual Total Return for periods ended July 31, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund's Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	22.87%	14.56%	6.10%	7.61%	0.71%	0.71%
Class A - with sales charge	17.03%	13.45%	5.58%	7.28%	0.71%	0.71%
S&P 500® Index	16.04%	14.78%	7.74%	7.67%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis Research Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

3

DAVIS RESEARCH FUND	Fund Overview
July 31, 2017

Portfolio Composition		Industry Weightings
(% of Fund's 07/31/17 Net Assets)		(% of 07/31/17 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	67.93%	Information Technology	33.84%	22.79%
Common Stock (Foreign)	18.79%	Materials	14.31%	2.88%
Short-Term Investments	13.30%	Diversified Financials	11.66%	5.30%
Other Assets & Liabilities	(0.02)%	Retailing	10.46%	5.45%
	100.00%	Capital Goods	7.70%	7.38%
		Banks	5.57%	6.39%
		Health Care	3.77%	14.36%
		Insurance	3.63%	2.81%
		Consumer Services	2.28%	1.82%
		Media	2.11%	3.13%
		Automobiles & Components	1.89%	0.68%
		Transportation	1.56%	2.13%
		Food, Beverage & Tobacco	1.08%	4.87%
		Energy	0.14%	6.02%
		Other	–	13.99%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 07/31/17 Net Assets)

Amazon.com, Inc.	Retailing	5.19%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	4.29%
Berkshire Hathaway Inc. *	Diversified Financial Services	3.64%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	3.54%
SAP SE, ADR	Software & Services	3.26%
Microsoft Corp	Software & Services	3.19%
Loews Corp.	Multi-line Insurance	3.15%
Oracle Corp.	Software & Services	3.01%
Bank of New York Mellon Corp.	Capital Markets	2.99%
Intel Corp.	Semiconductors & Semiconductor Equipment	2.94%

* Berkshire Hathaway Inc. holding includes Class A and Class B.

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2017

New Positions Added (08/01/16-07/31/17)
(Highlighted positions are those greater than 1.50% of the Fund's 07/31/17 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 07/31/17 Net Assets
Adient PLC	Automobiles & Components	10/26/16	1.63%
Aetna Inc.	Health Care Equipment & Services	09/15/16	1.33%
Akzo Nobel N.V.	Materials	02/24/17	1.18%
Alibaba Group Holding Ltd., ADR	Software & Services	02/10/17	1.18%
Axalta Coating Systems Ltd.	Materials	09/20/16	1.49%
Dow Chemical Co.	Materials	05/22/17	2.06%
Facebook Inc., Class A	Software & Services	01/13/17	1.02%
FedEx Corp.	Transportation	03/29/17	1.35%
New Oriental Education & Technology
Group, Inc., ADR	Consumer Services	02/27/17	1.98%
PPG Industries, Inc.	Materials	10/07/16	1.34%
Priceline Group Inc.	Retailing	04/21/17	0.54%
Wells Fargo & Co.	Banks	05/12/17	1.31%

Positions Closed (08/01/16-07/31/17)
(Gains and losses greater than $75,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Advance Auto Parts, Inc.	Retailing	09/22/16	$(11,375)
Brenntag AG	Capital Goods	03/09/17	60,697
Citizens Financial Group Inc.	Banks	11/11/16	99,017
Newell Brands, Inc.	Consumer Durables & Apparel	09/16/16	60,425
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	05/09/17	(1,514,141)

5

DAVIS RESEARCH FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended July 31, 2017.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/17)	(07/31/17)	(02/01/17-07/31/17)
Class A
Actual	$1,000.00	$1,132.05	$3.75
Hypothetical	$1,000.00	$1,021.27	$3.56

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to the Class's annualized operating expense ratio (0.71%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

6

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2017

	Shares	Value (Note 1)
COMMON STOCK – (86.72%)
CONSUMER DISCRETIONARY – (14.51%)
Automobiles & Components – (1.63%)
Adient PLC	10,739	$703,082
Consumer Services – (1.98%)
New Oriental Education & Technology Group, Inc., ADR (China)*	10,680	850,769
Media – (1.83%)
Naspers Ltd. - N (South Africa)	3,560	785,678
Retailing – (9.07%)
Amazon.com, Inc. *	2,259	2,231,395
JD.com Inc., Class A, ADR (China)*	21,970	992,385
Priceline Group Inc. *	114	231,249
Vipshop Holdings Ltd., Class A, ADR (China)*	35,890	441,447
		3,896,476
	Total Consumer Discretionary	6,236,005
CONSUMER STAPLES – (0.94%)
Food, Beverage & Tobacco – (0.94%)
Nestle S.A. (Switzerland)	4,765	402,607
	Total Consumer Staples	402,607
ENERGY – (0.12%)
Transocean Ltd. *	6,255	54,106
	Total Energy	54,106
FINANCIALS – (18.09%)
Banks – (4.83%)
JPMorgan Chase & Co.	9,500	872,100
U.S. Bancorp	12,165	642,069
Wells Fargo & Co.	10,410	561,515
		2,075,684
Diversified Financials – (10.11%)
Capital Markets – (2.99%)
Bank of New York Mellon Corp.	24,250	1,285,977
Consumer Finance – (3.48%)
American Express Co.	8,250	703,147
Capital One Financial Corp.	9,200	792,856
		1,496,003
Diversified Financial Services – (3.64%)
Berkshire Hathaway Inc., Class A *	4	1,051,144
Berkshire Hathaway Inc., Class B *	2,915	510,038
		1,561,182
		4,343,162
Insurance – (3.15%)
Multi-line Insurance – (3.15%)
Loews Corp.	27,770	1,351,844
	Total Financials	7,770,690
HEALTH CARE – (3.27%)
Health Care Equipment & Services – (3.27%)
Aetna Inc.	3,710	572,490
Express Scripts Holding Co. *	3,070	192,305
Quest Diagnostics Inc.	1,870	202,539

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2017

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
UnitedHealth Group Inc.	2,290	$439,245
	Total Health Care	1,406,579
INDUSTRIALS – (8.03%)
Capital Goods – (6.68%)
Eaton Corp. PLC	15,660	1,225,395
Johnson Controls International PLC	8,196	319,234
Safran S.A. (France)	2,620	247,908
Schneider Electric SE (France)	7,615	598,121
United Technologies Corp.	4,030	477,837
		2,868,495
Transportation – (1.35%)
FedEx Corp.	2,790	580,404
	Total Industrials	3,448,899
INFORMATION TECHNOLOGY – (29.35%)
Semiconductors & Semiconductor Equipment – (14.07%)
Applied Materials, Inc.	41,590	1,842,853
Intel Corp.	35,596	1,262,590
Lam Research Corp.	3,485	555,718
Micron Technology, Inc. *	12,828	360,724
Texas Instruments Inc.	18,700	1,521,806
Xilinx, Inc.	7,920	501,019
		6,044,710
Software & Services – (13.51%)
Alibaba Group Holding Ltd., ADR (China)*	3,280	508,236
Baidu, Inc., Class A, ADR (China)*	1,375	311,231
DXC Technology Co.	6,159	482,743
Facebook Inc., Class A *	2,585	437,511
Microsoft Corp.	18,840	1,369,668
Oracle Corp.	25,875	1,291,939
SAP SE, ADR (Germany)	13,240	1,401,454
		5,802,782
Technology Hardware & Equipment – (1.77%)
Hewlett Packard Enterprise Co.	20,830	364,733
HP Inc.	20,830	397,853
		762,586
	Total Information Technology	12,610,078
MATERIALS – (12.41%)
Akzo Nobel N.V. (Netherlands)	5,607	507,243
Axalta Coating Systems Ltd. *	20,310	639,765
Dow Chemical Co.	13,810	887,154
Ecolab Inc.	3,975	523,388
LafargeHolcim Ltd. (Switzerland)	17,083	1,026,512
Monsanto Co.	2,335	272,775
PPG Industries, Inc.	5,470	575,718
Praxair, Inc.	6,905	898,755
	Total Materials	5,331,310
TOTAL COMMON STOCK – (Identified cost $24,950,345)		37,260,274

8

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2017

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (13.30%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 08/01/17, dated 07/31/17, repurchase value of $808,024 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 08/15/17-07/01/47, total market value $824,160)	$808,000	$808,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.05%, 08/01/17, dated 07/31/17, repurchase value of $1,674,049 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-4.50%, 09/01/25-07/20/47, total market value $1,707,480)	1,674,000	1,674,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.06%, 08/01/17, Dated 07/31/2017, repurchase value of $2,261,067 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%, 06/01/47, total market value $2,306,220)	2,261,000	2,261,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.10%, 08/01/17, Dated 07/31/2017, repurchase value of $969,030 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.37%-6.00%, 10/01/17-07/01/47 total market value $988,380)	969,000	969,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,712,000)	5,712,000
	Total Investments – (100.02%) – (Identified cost $30,662,345) – (a)		42,972,274
	Liabilities Less Other Assets – (0.02%)		(7,096)
		Net Assets – (100.00%)	$42,965,178

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $30,714,521. At July 31, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$12,749,451
	Unrealized depreciation		(491,698)
		Net unrealized appreciation	$12,257,753

See Notes to Financial Statements

9

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2017

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Long-term	$37,260,274
Repurchase agreements	5,712,000
Total investments	42,972,274
Cash	704
Receivables:
Dividends and interest	45,329
Prepaid expenses	318
Total assets	43,018,625
LIABILITIES:
Accrued audit fees	19,623
Accrued custodian fees	3,800
Accrued investment advisory fee	20,548
Other accrued expenses	9,476
Total liabilities	53,447
NET ASSETS	$42,965,178
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$101,838
Additional paid-in capital	30,690,096
Undistributed net investment income	229,173
Accumulated net realized losses from investments	(365,743)
Net unrealized appreciation on investments and foreign currency transactions	12,309,814
Net Assets	$42,965,178
CLASS A SHARES:
Net assets	$42,965,178
Shares outstanding	2,036,764
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$21.09
Maximum offering price per share (100/95.25 of $21.09)†	$22.14

*Including:
Cost of long-term investments	$24,950,345
Cost of repurchase agreements	5,712,000

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2017

INVESTMENT INCOME:
Income:
Dividends*		$481,171
Interest		44,969
Total income		526,140
Expenses:
Investment advisory fees (Note 3)	$219,310
Custodian fees	21,291
Transfer agent fees	1,033
Audit fees	19,623
Legal fees	185
Accounting fees (Note 3)	2,000
Directors' fees and expenses	4,482
Registration and filing fees	3,473
Miscellaneous	10,382
Total expenses		281,779
Net investment income		244,361
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions		(56,233)
Foreign currency transactions		(671)
Net realized loss		(56,904)
Net increase in unrealized appreciation		7,985,033
Net realized and unrealized gain on investments and foreign currency transactions		7,928,129
Net increase in net assets resulting from operations		$8,172,490

*Net of foreign taxes withheld of		$5,655

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2017	2016
OPERATIONS:
Net investment income	$244,361	$319,677
Net realized gain (loss) from investments and foreign currency transactions	(56,904)	5,348,799
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	7,985,033	(6,754,293)
Net increase (decrease) in net assets resulting from operations	8,172,490	(1,085,817)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(155,977)	(334,364)
Realized gains from investment transactions	(3,578,290)	–
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(6,298,829)	(9,656,929)
Total decrease in net assets	(1,860,606)	(11,077,110)
NET ASSETS:
Beginning of year	44,825,784	55,902,894
End of year*	$42,965,178	$44,825,784

*Including undistributed net investment income of	$229,173	$146,144

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund's investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. Prior to January 19, 2011, the Fund offered shares in three classes, Class A, Class B, and Class C. The Fund ceased operations of Class B and Class C shares on January 19, 2011. Class A shares are sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, identifies as a significant event occurring before the Fund's assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

13

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of July 31, 2017 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer Discretionary	$6,236,005	$–	$–	$6,236,005
Consumer Staples	402,607	–	–	402,607
Energy	54,106	–	–	54,106
Financials	7,770,690	–	–	7,770,690
Health Care	1,406,579	–	–	1,406,579
Industrials	3,448,899	–	–	3,448,899
Information Technology	12,610,078	–	–	12,610,078
Materials	5,331,310	–	–	5,331,310
Short-term securities	–	5,712,000	–	5,712,000
Total Investments	$37,260,274	$5,712,000	$–	$42,972,274

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2017.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2017, no provision for income tax is required in the Fund's financial statements related to these tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

Under current tax regulations, capital losses on security transactions realized after October 31 ("Post-October" Losses) may be deferred and treated as occurring on the first business day of the following year. At July 31, 2017, the Fund had short-term and long-term Post-October losses in the amount of $136,163 and $177,400, respectively.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, corporate actions, partnership income, Directors' deferred compensation, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2017, amounts have been reclassified to reflect a decrease in undistributed net investment income and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions of $5,355. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31 was as follows:

	2017	2016
Ordinary income	$374,987	$334,364
Long-term capital gain	3,359,280	–
Total	$3,734,267	$334,364

As of July 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$230,400
Net unrealized appreciation on investments	12,257,638
Total	$12,488,038

Indemnification - Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2017 were $8,672,870 and $6,065,143, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of July 31, 2017, one related shareholder's investment in the Fund represents 98% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The fixed annual rate is 0.55% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2017 amounted to $230. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2017 amounted to $2,000.

Distribution and Service Plan Fees - The Fund has adopted a Distribution Plan ("12b-1 Plan") for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC ("Distributor"), the Fund's Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2017.

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

The Distributor received no commissions earned on sales of Class A shares of the Fund for the year ended July 31, 2017.

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2017

NOTE 4 - CAPITAL STOCK

At July 31, 2017, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2017
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares: Class A	151	203,174	(516,894)	(313,569)
Value: Class A	$3,004	$3,724,167	$(10,026,000)	$(6,298,829)

	Year ended July 31, 2016
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares: Class A	833	17,993	(575,338)	(556,512)
Value: Class A	$15,240	$333,057	$(10,005,226)	$(9,656,929)

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2017.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In early 2018, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2017. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2017 with their 2017 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2017, the Fund paid long-term capital gain distributions in the amount of $3,359,280.

During the fiscal year 2017, $374,987 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $318,412 or 85% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2017, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $374,987 or 100% as qualified dividend income.

17

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
	Year ended July 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.07	$19.23	$17.59	$15.37	$12.37
Income (Loss) from Investment Operations:
Net Investment Income	0.14	0.12	0.11	0.16	0.22
Net Realized and Unrealized Gains (Losses)	3.92	(0.16)	1.67	2.23	3.00
Total from Investment Operations	4.06	(0.04)	1.78	2.39	3.22
Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.12)	(0.14)	(0.17)	(0.22)
Distributions from Realized Gains	(1.95)	–	–	–	–
Total Dividends and Distributions	(2.04)	(0.12)	(0.14)	(0.17)	(0.22)
Net Asset Value, End of Period	$21.09	$19.07	$19.23	$17.59	$15.37
Total Return[a]	22.87%	(0.22)%	10.17%	15.62%	26.36%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,965	$44,826	$55,903	$46,120	$39,914
Ratio of Expenses to Average Net Assets:
Gross	0.71%	0.70%	0.68%	0.70%	0.71%
Net[b]	0.71%	0.65%	0.68%	0.70%	0.71%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.66%	0.64%	0.96%	1.61%
Portfolio Turnover Rate[c]	19%	29%	27%	27%	45%

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

18

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.) including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 22, 2017

19

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2017. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance and expense data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information that they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically, in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale that have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

20

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds that it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for the Fund, profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund's net assets increase, and whether the fee schedule should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications, both paper based or electronic, that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Funds.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds were more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense.

The Independent Directors noted that Class A shares of the Fund have been registered with the Securities and Exchange Commission and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Independent Directors also noted that Davis Selected Advisers, L.P. was the beneficial owner of 97.9% of all outstanding shares as of November 2016.

The Independent Directors noted that Davis Research Fund Class A shares underperformed its benchmark, the Standard & Poor's 500® Index ("S&P 500®"), over the one-, three-, five-, and ten-year time periods, as well as since its inception on October 31, 2001, all periods ended February 28, 2017.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds ("Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe Average and the Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2016.

21

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors also reviewed the Fund's performance versus the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time periods. The Fund outperformed the S&P 500® in 3 out of 11 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 4 out of 11 rolling five-year time periods, all periods ended December 31 for each year from 2006 through 2016. The Fund outperformed the S&P 500® in 1 out of 6 rolling ten-year time periods and outperformed the Lipper Large-Cap Core category in 3 out of 6 rolling ten-year time periods, all periods ended December 31 for each year from 2011 through 2016.

The Independent Directors considered the management fee and total expense ratio for the Fund. The management fee and total expense ratio were reasonable and below the average and median of its peer group, as determined by Broadridge.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

22

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

23

DAVIS RESEARCH FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004/Chairman since 2009	Co-CEO and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable ONE Inc.
(cable service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director,
Modine Manufacturing
Company (heat transfer
technology); Director, Chicago
Bridge & Iron Company, N.V.
(industrial construction and
engineering);
Chairman/Director, Fifth Third
Bancorp (diversified financial
services).

24

DAVIS RESEARCH FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC.	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee, Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

25

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-279-0279.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2017 and July 31, 2016 were $120,438 and $115,856, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends July 31, 2017 and July 31, 2016 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends July 31, 2017 and July 31, 2016 were $17,871 and $16,751, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2017 and July 31, 2016 were $3,148 and $2,820, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2017 and July 31, 2016.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 22, 2017

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: September 22, 2017